July 22, 2002

                   DREYFUS PREMIER INTERNATIONAL VALUE FUND

                           SUPPLEMENT TO PROSPECTUS

                              DATED MARCH 1, 2002

      THE   FOLLOWING   INFORMATION  SUPERSEDES  AND  REPLACES  THE  INFORMATION
CONTAINED IN THE THIRD PARAGRAPH CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT:"

      The Fund's primary portfolio managers are Sandor Cseh and D. Kirk Henry. Mr. Cseh has held this position since the Fund's inception, and Mr. Henry has held this position since June 2002. Mr. Cseh and Mr. Henry each have been employed by Dreyfus since May 1996 and by The Boston Company Asset Management LLC (TBCAM), an affiliate of Dreyfus, since 1994.

      Effective in the first quarter of 2003, Mr. Cseh will retire from Dreyfus and TBCAM. At that time, Mr. Henry will become the fund's sole primary portfolio manager.

                                                                      173s0702A